UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2024 (September 13, 2024)

Accredited Solutions, Inc.
(Exact name of registrant as specified in its charter)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification Number)

20311 Chartwell Center Drive Suite 1469, Cornelius, North Carolina	28031
(Address of Principal Executive Offices)	(Zip Code)

800-947-9197

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the F4orm 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Lock-Up and Leak-Out Agreements

Between April 14, 2024, and September 14, 2024, Accredited Solutions, Inc., a Nevada corporation (the “Company”), entered into Lock-Up and Leak-Out Agreements (the “Lock-Up Agreements”) with Jefferson Street Capital, LLC (“Jefferson Street Capital”), Leonite Capital, LLC (“Leonite”), Metrospaces, Inc. (“Metrospaces”), Mainstar Trust Custodian FBO Chris Chumas (“Mainstar”), JanBella Group, LLC (“JanBella”) and William Alessi (“Alessi”).

Effective September 16, 2024, each of the Lock-Up Agreements was amended (the “Lock-Up Amendments”). The Lock-Up Agreements, as amended, contain the following terms and conditions that relate to all of the shares of Company common stock underlying all 1,217 outstanding shares of the Company’s Series B Convertible Preferred Stock and all outstanding Company warrants (the “Agreement Stock”):

(a)	the Agreement Stock may not be disposed of in any manner during the period from September 16, 2024, through November 15, 2024 (the “Lock-Up Period”);
(b)

during the period from November 15, 2024, through May 15, 2025 (the “Leak-out Period”), a holder of Agreement Stock may sell such holder’s Agreement Stock in six equal monthly parts (the “Leak-Up Monthly Period”) during the Leak-Out Period; and

(c)

during the Leak-Out Period, a holder of Agreement Stock may sell Agreement Stock into the public markets, on a per-calendar week basis, a number of shares of Agreement Stock that shall not exceed 10% of the number of shares of Company common stock that were traded in the public markets during the immediately preceding calendar week (the “Weekly Leak-Out Amount”).

The foregoing descriptions of the Lock-Up Agreements between the Company and Jefferson Street Capital, Leonite Capital, Metrospaces, Mainstar, JanBella and Alessi are qualified in their entirety by the full texts of each of the Lock-Up Agreements, which are filed as Exhibit 10.1, 10.3, 10.5, 10.7, 10.9 and 10.11 to, and incorporated by reference in, this Current Report. Additionally, the foregoing descriptions of the Amendments between the Company and Jefferson Street Capital, Leonite Capital, Metrospaces, Mainstar, JanBella and Alessi are qualified in their entirety by the full texts of each of the Lock-Up Agreements, which are filed as Exhibit 10.2, 10.4, 10.6, 10.8, 10.10 and 10.12 to, and incorporated by reference in, this Current Report.

Item 7.01 Regulation FD Disclosure.

On September 18, 2024, the Company issued a press release announcing the Leak-Out Agreements, as amended.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The furnishing of the press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Lock-Up and Leak-Out Agreement between the Company and Jefferson Street Capital, LLC
10.2*	Amendment to Lock-Up and Leak-Out Agreement between the Company and Jefferson Street Capital, LLC
10.3*	Lock-Up and Leak-Out Agreement between the Company and Leonite Capital, LLC
10.4*	Amendment to Lock-Up and Leak-Out Agreement between the Company and Leonite Capital, LLC
10.5*	Lock-Up and Leak-Out Agreement between the Company and Metrospaces, Inc.
10.6*	Amendment to Lock-Up and Leak-Out Agreement between the Company and Metrospaces, Inc.
10.7*	Lock-Up and Leak-Out Agreement between the Company and Mainstar Trust Custodian FBO Chris Chumas
10.8*	Amendment to Lock-Up and Leak-Out Agreement between the Company and Mainstar Trust Custodian FBO Chris Chumas
10.9*	Lock-Up and Leak-Out Agreement between the Company and JanBella Group, LLC
10.10*	Amendment to Lock-Up and Leak-Out Agreement between the Company and JanBella Group, LLC
10.11*	Lock-Up and Leak-Out Agreement between the Company and William Alessi
10.12*	Amendment to Lock-Up and Leak-Out Agreement between the Company and William Alessi
99.1*	Press Release dated September 18, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDITED SOLUTIONS, INC.

Date: September 18, 2024.	By:	/s/ Eduardo A. Brito
Eduardo A. Brito
Chief Executive Officer

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